UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

VALERITAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-198807	46-5648907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Route 202 South, Suite 600

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

+1-908-927-9920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2017, Valeritas Holdings, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-215897) with the Securities and Exchange Commission (the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement bonuses with respect to performance during the Company’s fiscal year ended December 31, 2016 (the “2016 Bonuses”) because the 2016 Bonuses had not yet been determined at the time the Registration Statement was filed.

On February 7, 2017, the Board of Directors of the Company (the “Board”) confirmed the recommendation it received from the Compensation Committee of the Board that the 2016 Bonuses for the Company’s named executive officers be approved. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2016 Bonuses and revised total compensation figures for the Company’s fiscal year ended December 31, 2016.

Name and Principal Position	Year	Salary ($)	Option Awards(4) ($)	Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)		All Other Compensation(6) ($)	Total ($)
John E. Timberlake(3)	2016	389,268	1,049,823	441,500	194,634	(8)	5,200	2,080,425
Chief Executive Officer	2015	385,740	—	—	65,357		5,200	456,297
Erick Lucera(7)	2016	85,000	368,430	—	29,750	(8)	1,200	484,380
Chief Financial Officer
Geoffrey Jenkins
Executive Vice President, Manufacturing	2016	367,937	546,061	250,000	128,778	(8)	19,046	1,311,822
Operations and R&D	2015	370,620	—	—	62,795		5,200	438,615
Matthew Nguyen Chief Commercial Officer	2016 2015	281,976 262,697	315,373 —	130,000 —	102,639 38,151	(8)	48,200 5,200	878,188 306,048
Former Executive Officers
Leisa Swanson(1)	2016	—	—	—	—		—	—
	2015	60,000	—	—	—		—	60,000
Kristine Peterson(2)	2016	491,090	—	—	—		1,387	492,477
	2015	465,447	—	—	144,670		5,200	615,407

(1)	Resigned as our sole executive officer effective as of May 3, 2016 in connection with the 2016 Merger. All salary payments earned prior to the consummation of the 2016 Merger have been waived by Ms. Swanson and we have no liability for such payments subsequent to the 2016 Merger.
(2)	Resigned as Chief Executive Officer on February 22, 2016. To be paid through August 2017.
(3)	Appointed as Chief Executive Officer on February 22, 2016. Mr. Timberlake retained his title as President and Chief Commercial Officer until December 2016 when he was replaced by Mr. Nguyen as Chief Commercial Officer.
(4)	Represents the aggregate grant-date fair value of stock options and restricted stock granted during the indicated year computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.
(5)	Represents amounts earned for the indicated year under our annual performance bonus program. For additional information, see “Annual Performance Bonuses” below.
(6)	Represents company matching contributions to 401(k) plan accounts and discretionary bonus payments.
(7)	Appointed as Chief Financial Officer on August 29, 2016.
(8)	Payment of bonus amounts earned in calendar year 2016 are contingent upon the completion of an equity financing with gross proceeds of at least $40 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERITAS HOLDINGS, INC.
Date: February 13, 2017

	By:	/s/ John Timberlake
	Name:	John Timberlake
	Title:	Chief Executive Officer